SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2004

POPULAR, INC.

(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO	NO. 0-13818	NO. 66-0416582

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 MUÑOZ RIVERA AVENUE
HATO REY, PUERTO RICO (Address of principal executive offices)	00918 (Zip Code)

Registrant’s telephone number, including area code: (787) 765-9800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     On November 30, 2004, Popular, Inc. (the “Corporation”) completed the public offering of 5,200,000 6.125% Cumulative Monthly Income Trust Preferred Securities (the “Preferred Securities”) of Popular Capital Trust II, a subsidiary of the Corporation (the “Trust”), at $25 per Preferred Security. Each Preferred Security will pay cumulative cash distributions at an annual rate of 6.125%, payable monthly commencing January 1, 2005. The Preferred Securities are fully and unconditionally guaranteed (to the extent described in the prospectus supplement included in the registration statement described below) by the Corporation. In connection with the issuance of the Preferred Securities, the Corporation issued an aggregate principal amount of $134,021,000 of its 6.125% Junior Subordinated Debentures, Series A, due December 1, 2034 (the “Debentures”) to the Trust. The Preferred Securities and the Debentures were issued pursuant to the shelf registration statement on Form S-3 (Registration Statement Nos. 333-120340 and 333-120340-03) of the Corporation and the Trust.

Item 9.01. Financial Statements and Exhibits

(c)     Exhibits

     The following exhibits shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

1	Underwriting Agreement, dated as of November 24, 2004, among the Corporation, the Trust and Popular Securities, Inc., as representative of the several underwriters named therein.

4.1	Amended and Restated Declaration of Trust and Trust Agreement, dated as of November 30, 2004, among the Corporation, J.P. Morgan Trust Company, National Association, Chase Manhattan Bank USA, National Association, the Administrative Trustees named therein and the holders from time to time, of the undivided beneficial ownership interests in the assets of the Trust.

4.2	Indenture, dated as of October 31, 2003, between the Corporation and J.P. Morgan Trust Company, National Association (formerly Bank One Trust Company, N.A.) (incorporated by reference to Exhibit 4.2 to Popular’s Current Report on Form 8-K dated September 3, 2003).

4.3	Second Supplemental Indenture, dated November 30, 2004, between the Corporation and J.P. Morgan Trust Company, National Association.

4.5	Global Capital Securities Certificate

4.6	Certificate of Junior Subordinated Debenture

8	Opinion of Pietrantoni Méndez & Alvarez LLP regarding tax matters

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.
(Registrant)

Date: December 3, 2004	By:	/s/ Ileana Gonzalez
	Name: Title:	Ileana Gonzalez Senior Vice President and Comptroller

Exhibit Index

Exhibit Number	Description
1	Underwriting Agreement, dated as of November 24, 2004, among the Corporation, the Trust and Popular Securities, Inc., as representative of the several underwriters named therein.

4.1	Amended and Restated Declaration of Trust and Trust Agreement, dated as of November 30, 2004, among the Corporation, J.P. Morgan Trust Company, National Association, Chase Manhattan Bank USA, National Association, the Administrative Trustees named therein and the holders from time to time, of the undivided beneficial ownership interests in the assets of the Trust.

4.2	Indenture, dated as of October 31, 2003, between the Corporation and J.P. Morgan Trust Company, National Association (formerly Bank One Trust Company, N.A.) (incorporated by reference to Exhibit 4.2 to Popular’s Current Report on Form 8-K dated September 3, 2003).

4.3	Second Supplemental Indenture, dated November 30, 2004, between the Corporation and J.P. Morgan Trust Company, National Association.

4.5	Global Capital Securities Certificate

4.6	Certificate of Junior Subordinated Debenture

8	Opinion of Pietrantoni Mendez & Alvarez LLP regarding tax matters